SUPPLEMENT DATED OCTOBER 29, 2007

TO THE PROSPECTUS and

STATEMENT of ADDITIONAL INFORMATION (“SAI”) of

THE INTEGRITY FUNDS

Dated May 1, 2007

Please note the following important information with regard to Integrity Small Cap Growth Fund (the “Fund”).

Under a management fee waiver and expense reimbursement agreement currently in effect, Integrity Money Management, Inc. (the “Adviser”), the Fund’s investment adviser, has contractually agreed, by waiving its management fee and reimbursing expenses, other than extraordinary or non-recurring expenses, to effectively maintain operating expense levels of the Fund (not taking into account fees and expenses attributable to the fees and expenses of other investment companies, if any, held in the Fund’s portfolio) at an annual rate of 2.65% of average daily net assets through March 31, 2008 (the “Contractual Expense Cap”). At a meeting held on October 26, 2007, the Board of Trustees of the Fund approved a new management fee waiver and expense reimbursement agreement with the Adviser pursuant to which the Adviser agreed to reduce the Contractual Expense Cap to 1.50% of average daily net assets. Accordingly, effective November 15, 2007, the Fund’s Contractual Expense Cap will be 1.50% through November 14, 2008.

Applicable provisions of the Prospectus and SAI (including without limitation footnote 7 to the table set forth in the Prospectus under the heading “What Are the Funds’ Fees and Expenses?”) are hereby modified to reflect the change described in the preceding paragraph.

If you have questions or need assistance, please contact your registered representative or financial advisor directly or call the Fund’s Shareholder Services Department at (800) 601-5593.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE